Note 11 - Right-of-Use Assets and Finance Lease Liabilities - Finance Lease Obligations (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Finance lease liabilities – current	$ 17,372	$ 35,115
Less: current portion of financing costs	(562)	(816)
Finance lease liabilities – non-current	121,225	307,543
Less: non-current portion of financing costs	(1,300)	(2,510)
Total lease payments, net	$ 136,735	$ 339,332